UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 4, 2005


                              TAG-IT PACIFIC, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-13669                   95-4654481
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                       21900 BURBANK BOULEVARD, SUITE 270
                            WOODLAND HILLS, CA 91367
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 444-4100
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     RESIGNATION OF CURRENT CFO

         On March 4, 2005, we announced that Ronda Ferguson, our current Chief Financial Officer and principal financial and accounting officer, would resign from the position of Chief Financial Officer and will take a lesser position with our company, effective as of April 1, 2005.

     APPOINTMENT OF NEW CFO

         We also announced that August F. DeLuca will be appointed, effective as of April 1, 2005, to replace Ms. Ferguson as our Chief Financial Officer and will serve as our principal financial and accounting officer.

         August F. DeLuca (age 61) joins us from Kistler Aerospace Corporation, a company which is developing a fully-reusable, unmanned launch vehicle designed to place satellites into earth orbits. Since April 2000, Mr. DeLuca served as Executive Vice President and Chief Financial Officer of Kistler Aerospace, supervising all accounting and financial controls, treasury, investor relations, financial modeling and risk management responsibilities. In this role, Mr. DeLuca negotiated lines of credit approaching $200 million and secured $70 million in private equity commitments. Prior to Kistler Aerospace, Mr. DeLuca spent 11 years as Chief Financial Officer and Vice President of Finance for Elco Textron, Inc., a $320 million publicly held company based in Rockford, Illinois which manufactured and distributed products for the automotive, industrial, consumer and construction markets which was acquired by Textron, Inc. (NYSE: TXT
- News). Mr. DeLuca has a bachelor's degree in engineering and mathematics from the University of Michigan, a Master's degree from the University of Southern California, and an MBA (Finance/Accounting) from the University of Washington. He has completed the Advanced Management Program from the Harvard Business School.

         Mr. DeLuca did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2004, or which is presently proposed.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TAG-IT PACIFIC, INC.



Date:    March 10, 2005           By:  /S/ COLIN DYNE
                                       --------------------------
                                       Colin Dyne
                                       Chief Executive Officer


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